UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2014

Martin Marietta Materials, Inc.
(Exact name of registrant as specified in charter)

North Carolina	1-12744	56-1848578
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

2710 Wycliff Road, Raleigh, North Carolina	27607
(Address of Principal Executive Offices)	(Zip Code)

(919) 781-4550
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On April 16, 2014, Martin Marietta Materials, Inc. (“Martin Marietta”) issued a press release, which is attached hereto as Exhibit 99.1 and is incorporated herein by reference announcing Stephen P. Zelnak, Jr.’s retirement from his role as Chairman of Martin Marietta’s Board of Directors effective May 22, 2014. Martin Marietta also announced that the Board of Directors has elected President and Chief Executive Officer C. Howard (Ward) Nye to the additional post of Chairman of the Board upon Mr. Zelnak’s retirement. Following his retirement as Chairman, Mr. Zelnak will continue to serve on the Martin Marietta Board of Directors.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release, dated April 16, 2014.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARTIN MARIETTA MATERIALS, INC.

Date: April 16, 2014	By:	/s/ Roselyn R. Bar
Name: Roselyn R. Bar
Title: Senior Vice President, General Counsel
And Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated April 16, 2014.